UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934
Date of earliest event
  reported: May 4, 2009

                AMR CORPORATION
(Exact name of registrant as specified in its charter)

  Delaware                        1-8400                  75-1825172
(State of Incorporation) ( Commission File Number)  (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

            (817) 963-1234
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

AMR Corporation is filing herewith a press release issued on May 4, 2009 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report April traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      AMR CORPORATION

                                                      /s/ Kenneth W. Wimberly
               Kenneth W. Wimberly
                        Corporate Secretary

Dated:  May 5, 2009

EXHIBIT INDEX

Exhibit    Description

99.1               Press Release

                                           CONTACT:        Tim Wagner
                               Corporate Communications
                               Fort Worth, Texas
                  817-967-1577
                              corp.comm@aa.com

FOR RELEASE: Monday, May 4, 2009

AMERICAN AIRLINES REPORTS APRIL TRAFFIC

FORT WORTH, Texas – American Airlines reported an April load factor of 81.3 percent, an increase of 1.2 points versus the same period last year. Traffic decreased 4.7 percent and capacity decreased 6.1 percent year over year.
Domestic traffic decreased 6.1 percent year over year on 8.2 percent less capacity. International traffic decreased by 2.1 percent relative to last year on a capacity decrease of 2.5 percent.
American boarded 7.2 million passengers in April.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	April
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,283,688	10,788,313	-4.7%
D.O.T. DOMESTIC	6,500,131	6,922,219	-6.1
INTERNATIONAL	3,783,557	3,866,094	-2.1
ATLANTIC	1,570,895	1,588,257	-1.1
LATIN AMERICA	1,775,714	1,850,307	-4.0
PACIFIC	436,948	427,530	2.2
AVAILABLE SEAT MILES (000)
SYSTEM	12,644,101	13,459,881	-6.1%
D.O.T. DOMESTIC	7,735,876	8,425,465	-8.2
INTERNATIONAL	4,908,225	5,034,416	-2.5
ATLANTIC	1,965,913	1,982,188	-0.8
LATIN AMERICA	2,377,825	2,506,300	-5.1
PACIFIC	564,487	545,928	3.4
LOAD FACTOR
SYSTEM	81.3%	80.2%	1.2	Pts
D.O.T. DOMESTIC	84.0	82.2	1.9
INTERNATIONAL	77.1	76.8	0.3
ATLANTIC	79.9	80.1	-0.2
LATIN AMERICA	74.7	73.8	0.9
PACIFIC	77.4	78.3	-0.9
PASSENGERS BOARDED	7,239,161	7,546,103	-4.1%

SYSTEM CARGO TON MILES (000)	128,097	175,227	-26.9%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD April
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	38,871,413	43,270,875	-10.2%
D.O.T. DOMESTIC	24,567,868	27,609,786	-11.0
INTERNATIONAL	14,303,544	15,661,089	-8.7
ATLANTIC	5,151,768	5,639,650	-8.7
LATIN AMERICA	7,435,490	8,274,432	-10.1
PACIFIC	1,716,287	1,747,007	-1.8
AVAILABLE SEAT MILES (000)
SYSTEM	50,418,790	54,504,669	-7.5%
D.O.T. DOMESTIC	30,791,015	34,244,929	-10.1
INTERNATIONAL	19,627,775	20,259,741	-3.1
ATLANTIC	7,258,799	7,479,733	-3.0
LATIN AMERICA	10,125,322	10,623,209	-4.7
PACIFIC	2,243,654	2,156,799	4.0
LOAD FACTOR
SYSTEM	77.1%	79.4%	-2.3	Pts
D.O.T. DOMESTIC	79.8	80.6	-0.8
INTERNATIONAL	72.9	77.3	-4.4
ATLANTIC	71.0	75.4	-4.4
LATIN AMERICA	73.4	77.9	-4.5
PACIFIC	76.5	81.0	-4.5
PASSENGERS BOARDED	27,572,130	30,596,632	-9.9%

SYSTEM CARGO TON MILES (000)	498,733	680,148	-26.7%

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